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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 17, 2003



                           ENCORE CAPITAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                        000-26489              48-1090909
(State or other jurisdiction of   (Commission File Number)    (I.R.S Employer
incorporation or organization)                              (Identification No.)



                                5775 ROSCOE COURT
                           SAN DIEGO, CALIFORNIA 92123
               (Address of Principal Executive Offices) (Zip Code)



                                 (877) 445-4581
              (Registrant's Telephone Number, Including Area Code)

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ITEM 9.     REGULATION FD DISCLOSURE

            On April 17, 2003 the Company issued a press release announcing the payment in full of all obligations under its Warehouse Facility and Securitization 99-1. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

            The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Encore Capital Group, Inc. under the Securities Act of 1933.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ENCORE CAPITAL GROUP, INC.


Date:    April 17, 2003              By   /s/ Barry R. Barkley
                                        ---------------------------------------
                                          Barry R. Barkley
                                          Executive Vice President,
                                          Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX


          Exhibit                     Description
           99.1              Press release dated April 17, 2003.


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